Registration No. 33-11371
1940 Act File No. 811-4982
Rule 497(e)

HEARTLAND GROUP, INC.
Heartland Select Value Fund

Supplement Dated August 21, 2006
To
Prospectus Dated May 1, 2006

New Comparative Index for Heartland Select Value Fund

At its meeting on August 17, 2006, the Board of Directors selected the Russell 3000 Value Index as a comparative index for the Heartland Select Value Fund to replace the S&P MidCap 400 Barra Value Index, due to the discontinuance of that published index. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index includes the 3,000 largest U.S. companies based on total market capitalization.